SECOND AMENDMENT
                                TO THE
              PAUL MUELLER COMPANY EMPLOYEE BENEFIT PLAN
              AMENDED AND RESTATED AS OF MARCH 22, 1995

Whereas Article VI of the Paul Mueller Company Employee Benefit Plan provides that the Plan may be amended by resolution of the Trustees in accordance with the provisions of the Declaration of Trust, be it resolved that the Paul Mueller Company Employee Benefit Plan is amended, as follows:

The Section entitled "WEEKLY DISABILITY INCOME COVERAGE" of Article III is amended with respect to benefits paid on or after April 1, 1996, as follows:

   1. The second sentence of the Subsection entitled Benefit Amount is deleted and replaced by the following:

       If the number of Covered Days of Disability is not an exact multiple of five (5), the amount of benefits for each Covered Day of Disability shall be one-fifth (1/5) of the weekly bene-fit amount set forth above.

   2. The following sentence is added at the end of the Subsection entitled Benefit Amount:

       In addition, for any day for which the Participant is entitled to benefits under the Paul Mueller Company Short-Term Disa-bility Plan, the weekly disability income benefit amount payable under the Plan, if any, shall be reduced by the amount of such benefits.

   3. The first paragraph of the Subsection entitled Commencement and Duration of Weekly Disability Income Benefits is deleted and replaced by the following:

       Benefits for disabilities due to Injury shall commence on the first (1st) working day of disability. Benefits for disabili-ties due to Illness shall commence on the earliest of (a) the sixth (6th) working day of continuous disability, (b) the first
       (1st) working day of inpatient hospital confinement or (c) the first (1st) working day of disability coinciding with or fol-lowing performance of major surgery other than as a hospital inpatient.

   4. The word "working" is inserted between the words "each" and "day" in the definition of "Covered Day of Disability" in Paragraph (1) of the Subsection entitled Weekly Disability
       Income Definitions.

   5. The words "or medical release to return" are inserted between the word "return" and the word "of" in Subparagraph (ii) of Paragraph (3) of the Subsection entitled Weekly Disability
       Income Definitions.

   6. The words "or medical release to return" are inserted between the word "return" and the word "of" in Subparagraph (iii) of Paragraph (3) of the Subsection entitled Weekly Disability
       Income Definitions.

   7. The following Paragraph (6) is added at the end of the Subsec-tion entitled Weekly Disability Income Definitions:

       6) "Working Day" means Monday through Friday of each week, including holidays.

The Section entitled "MEDICAL CARE COVERAGE" of Article III is amended with respect to charges incurred on or after April 1, 1996, as fol-lows:

   1. The following definition is added to the end of the Subsection entitled Medical Care Definitions:

       18) "Preferred Provider" means only a Hospital, Physician or other provider of medical services or supplies which participates in a Preferred Provider Organization with which the Plan has entered into a contract.

   2. In the Subsection entitled Medical Expense Benefit, the portion of the first sentence prior to the word "(Exceptions" is de-leted and replaced with the following:

       Subject to the applicable Medical Deductible requirement and Maximum Amounts, benefits are payable in an amount equal to:

       a. In the case of (i) services rendered by a Preferred Pro-vider and (ii) prescription drugs, an amount equal to 90% of the first $1,500 of Covered Expenses incurred by a Covered Individual during a calendar year and 100% of Covered Expenses in excess of $1,500.

       b. In the case of services rendered by a Hospital, Physician or other provider of medical services or supplies which is not a Preferred Provider, an amount equal to 80% of the first $2,500 of Covered Expenses incurred by a Covered Individual during a calendar year and 100% of Covered Expenses in excess of $2,500.

       Charges payable at 90% under paragraph (a) above count toward the $2,500 required to be paid at 80% under paragraph (b) above, and charges payable at 80% under paragraph (b) above count toward the $1,500 required to be paid at 90% under para-graph (a) above.

   3.  In the first sentence of the Subsection entitled Medical
       Expense Benefit, the term "$1,000" in subparagraph (a) of "Exceptions" is deleted.

   4. In the Subsection entitled Medical Deductible, a colon is added following the term "an amount equal to" in the first sentence and the term "$200" is deleted and replaced with the following:

       a. In the case of (i) services rendered by a Preferred Pro-vider and (ii) prescription drugs, an amount equal to $100.

       b. In the case of services rendered by a Hospital, Physician or other provider of medical services or supplies which is not a Preferred Provider, an amount equal to $200.

       Charges applied to the $100 deductible under paragraph (a) above count toward the $200 deductible required under paragraph
       (b) above, and charges applied to the $200 deductible under paragraph (b) above count toward the $100 deductible required under paragraph (a) above.

   5. In the Subsection entitled Medical Deductible, item (2), a colon is added following the term "the Medical Deductible equals" and the term "$600" is deleted and replaced with the following:

       a. In the case of (i) services rendered by a Preferred Pro-vider and (ii) prescription drugs, an amount equal to $300.

       b. In the case of services rendered by a Hospital, Physician or other provider of medical services or supplies which is not a Preferred Provider, an amount equal to $600,

       Charges applied to the $300 deductible under paragraph (a) above count toward the $600 deductible required under paragraph
       (b) above, and charges applied to the $600 deductible under paragraph (b) above count toward the $300 deductible required under paragraph (a) above.
IN WITNESS WHEREOF, the Trustees of the PAUL MUELLER COMPANY EMPLOYEE BENEFIT PLAN cause this Second Amendment to be duly executed this 15th day of May, 1996.

By:  /S/   DONALD E. GOLIK          By:  /S/   GERALD S. MILLER
     ---------------------------         ---------------------------
     Donald E. Golik - Trustee           Gerald S. Miller - Trustee

By:  /S/   MICHAEL W. YOUNG         By:  /S/    GAIL HENRICKS
     ---------------------------         ---------------------------
     Michael W. Young - Trustee          Gail Henricks - Trustee